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                  SMITH BARNEY WORLD FUNDS, INC. (the "Fund")
                                 on behalf of
                       GLOBAL GOVERNMENT BOND PORTFOLIO
                               (the "Portfolio")

                        Supplement dated March 27, 2003
                   to the Prospectus dated February 28, 2003

   The following information supplements the disclosures in the Prospectus and Statement of Additional Information of the Portfolio. Defined terms have the same meanings as set forth in the Prospectus.

   The Board of Directors of the Fund on behalf of the Portfolio have approved the transfer and assignment of the sub-advisory agreement from Smith Barney Global Capital Management, Inc. ("Global Capital") to Citigroup Asset Management Limited ("CAM"). The current Global Capital managers will continue to manage the fund's portfolio through CAM. CAM and Global Capital are both affiliates of the fund's current manager Smith Barney Fund Management LLC ("SBFM"). CAM and SBFM are subsidiaries of Citigroup Inc. CAM is located at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, United Kingdom.


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